                                                                 EXHIBIT (10)(a)

                      NEW BUSINESS APPLICATION CHECKLIST
                                      FOR
                             NEW YORK APPLICATIONS


     THIS CHECKLIST PROVIDES INSTRUCTIONS FOR SUBMITTING A NY APPLICATION.
                IT DOES NOT NEED TO BE SENT TO THE HOME OFFICE.


New York State requires that you be both LICENSED AND APPOINTED with the company BEFORE SOLICITING AN APPLICATION.


DEFINITION OF REPLACEMENT FORM
Must be completed before an application is taken. If any question on the Definition of Replacement form is answered yes, follow instructions for Replacement Transaction below.


    NON-REPLACEMENT TRANSACTION:
      [_]  Definition of Replacement Form
      [_]  Application
      [_]  Illustration (If universal product, must be signed)
      [_]  HIV Consent Form (if Blood Profile is needed)
      [_] PAC Form and void check (if desired mode is automatic check withdrawal)
      [_]  New Business Application Transmittal


    REPLACEMENT TRANSACTION:
      [_]  Definition of Replacement Form
      [_] Notice to Existing Company (copy only, mail original to existing company and wait 20 days for a response)
      [_] Disclosure Statement-completed after you receive response from existing company; or have waited 20 days.
      [_] Application-signed after you have completed Disclosure Forms with information from existing company.
      [_] 1035 Exchange: Absolute Assignment; External Exchange Form; Old Policy or Lost Policy Agreement; and Policy Affirmation Form (if there is a loan on the existing policy)
      [_]  Important Notice
      [_]  Illustration (If universal product, must be signed)
      [_]  HIV Consent Form (if Blood Profile is needed)
      [_] PAC Form and void check (if desired mode is automatic check withdrawal)
      [_]  New Business Application Transmittal


CWA (CASH WITH APPLICATION)
Please review the guidelines listed on Part D of the application- Temporary Agreement and Receipt for Premium Payment before accepting any premium.


ALL OF THE ABOVE FORMS SHOULD BE MAILED TO:
           The United States Life Insurance Company in the City of New York P.O. Box 4728
           Houston, TX  77210-4728

FOR OVERNIGHT MAIL THE ADDRESS IS:
           The United States Life Insurance Company in the City of New York c/o Southwest Bank of Texas
           Attn.:  Lock Box Processing
           1801 Main Street
           Houston, TX  77002-8100

                                            FF- 00001000-1013-0500 (Page 1 of 9)
                        Supply Ordering Number- 00401401-1013-1101 (Page 1 of 9)


                                                Application for life insurance to:
                                                                    THE UNITED STATES LIFE Insurance Company In the City of New York
PART A                                    (referred to in this application as we/us/our)
____________________________________________________________________________________________________________________________________
1. a. PROPOSED INSURED                             [_] Male   | 10. a. PLAN NAME                  |  b.  Amount of Insurance
first            middle            last            [_] Female |_____________________________________________________________________
_____________________________________________________________ |     c. PREMIUMS PAYABLE    [_]  Annual           [_] Semi-annual
b. [_] Single        [_] Married      [_] Divorced            |        [_] Quarterly       [_]  Pre-Auth. Chk.   [_] GAP
   [_] Widowed       [_] Separated                            |        [_] List Bill ........................................
_____________________________________________________________ |_____________________________________________________________________
   c. DATE OF BIRTH       d. AGE        e. BIRTHPLACE         |     d. For Universal Life only:
      month  day   year                   state       country |        [_] Option 1 (Level) l Option 2 (Increasing)
                                                              |        [_] Option 3 (Level Plus Return of Premium)
   f. SOCIAL SECURITY OR TAX NO.                              |        Planned Premium $
_____________________________________________________________ |        Additional Initial Premium $.................................
   g. HOME TELEPHONE NO.                                      |_____________________________________________________________________
_____________________________________________________________ |     e. AUTOMATIC PREMIUM LOAN, if available   [_] Yes   [_]  No
2. SEND ALL MAIL TO OWNER AT ADDRESS IN                       |---------------------------------------------------------------------
        [_] 3      [_] 4      [_]13                           |     f. ADDITIONAL COVERAGES (Check if desired)
_____________________________________________________________ |         [_] WP or WMD             Payor:   [_]   [_] D&D
3. RESIDENCE ADDRESS OF PROPOSED INSURED LAST 5 YEARS         |         [_] ADB $................... [_] GIO ..................Units
   No. & Street.............................................. |         [_] Spouse Rider.......Units [_] Child Rider...........Units
   City..............State..............Zip.................. |         [_] Term Rider Plan......... [_] $............(Amt. or M.I.)
   How long at this address?..........yrs. Previous Address   |         [_] Term Rider on Other Insured - use separate application
   .......................................................... |         [_] ........................................................
   State...................Country........................... |_____________________________________________________________________
_____________________________________________________________ |     g. IF PARTICIPATING, USE OF DIVIDENDS
QUESTIONS 4 & 5 APPLY TO PROPOSED INSURED IF AGE 15 OR OVER.  |                                   Purchase 1 Yr. Term, balance to:
TO OWNER OR PAYOR IF PROPOSED INSURED UNDER AGE 15.           |       [_] (1) Cash                [_] (5) Deposit at Interest
_____________________________________________________________ |       [_] (2) Reduce Premium      [_] (6) Reduce Premiums
4. BUSINESS ADDRESS                                           |       [_] (3) Paid Up Additions   [_] (7) Purchase Paid Up Additions
   With present employer...............................yrs.   |       [_] (4) Deposit at Interest [_] (8) Use All to Purchase
   Employer.................................................. |                                           1 Yr. Term
   No. & Street.............................................. |_____________________________________________________________________
   City..............State..............Zip.................. | 11. LIFE INSURANCE IN FORCE ON PROPOSED INSURED
   Nature of Business........................................ |     Name of Company          Issue Year              Amount
_____________________________________________________________ |     ................................................................
5. OCCUPATION (List All)..................................... |     ADB                      Personal/Business
   .......................................................... |     ................................................................
   Duties (Describe)......................................... |_____________________________________________________________________
   .......................................................... | 12. BENEFICIARY for benefits payable upon death of the proposed
_____________________________________________________________ |     insured
6. IN THE PAST 36 MONTHS HAS ANY PERSON           Yes    No   |                  Full Name                     Age     Relationship
   PROPOSED FOR INSURANCE smoked cigarettes,                  |     Primary:........................................................
   pipes or cigars, used snuff, chewed tobacco                |     ................................................................
   or used a nicotine delivery device such as                 |     Contingent:.....................................................
   a patch or gum?                                [_]   [_]   |     ................................................................
   If Yes, give details:                                      |_____________________________________________________________________
   Date of last use (month/year)............................. |     Except as otherwise directed: (a) The proceeds are to be divided
   Type of Tobacco/Nicotine Delivery Device Used............. |     equally among all persons who are named as Primary Beneficiary
_____________________________________________________________ |     and who survive the insured, but if none survive, equally among
7. HAS ANY PERSON PROPOSED FOR INSURANCE:                     |     all persons who are named as Contingent Beneficiary and who
   a. engaged, or intend to engage, in hang gliding,          |     survive the insured. (b) The right to change the beneficiary is
      racing, skin or scuba diving, sky diving or             |     reserved.
      other hazardous activity?                   [_]   [_]   |_____________________________________________________________________
      If Yes, complete the appropriate activity               | 13. NAME/RELATIONSHIP OF OWNER if other than proposed insured
      questionnaire.                                          |
_____________________________________________________________ |     Address
   b. had driver's license restricted, revoked or suspended?  |
      If yes, give driver's ID#.                  [_]   [_]   |     Social Security or Tax No.
_____________________________________________________________ |_____________________________________________________________________
   c. other life insurance applications pending?  [_]   [_]   | 14. SPECIAL POLICY DATE, IF DESIRED
_____________________________________________________________ |_____________________________________________________________________
   d. ever had life or health insurance declined, modified    | 15. AMOUNT PAID WITH THIS APPLICATION: $...........................
      or rated?                                   [_]   [_]   |_____________________________________________________________________
_____________________________________________________________ | 16.    REMARKS
   e. any intention of traveling or residing outside the      |
      U.S.?                                       [_]   [_]   |
_____________________________________________________________ |
If any of 7a through 7e are answered Yes, give names & full   |
details in REMARKS.                                           |
_____________________________________________________________ |
8. HAS ANY PERSON PROPOSED FOR INSURANCE taken                |
   within five years or intend to take flights                |
   other than as a fare-paying passenger on       [_]   [_]   |
   scheduled airlines?                                        |
   If Yes, complete Aviation Questionnaire.                   |
_____________________________________________________________ |
9. HAS THE DEFINITION OF REPLACEMENT FORM                     |
   (on page 8) been completed?                    [_]   [_]   |
   If No, please explain:.................................... |
____________________________________________________________________________________________________________________________________
AMENDMENTS AND CORRECTIONS (for Home Office use only)


____________________________________________________________________________________________________________________________________
                                                                                                FF- 00001000-1013-0500 (Page 2 of 9)
FORM 3390 (SS) REV1101                                                      Supply Ordering Number- 00401401-1013-1101 (Page 2 of 9)


                                        Continuation of application for life insurance to:
                                                                    THE UNITED STATES LIFE Insurance Company In the City of New York
PART B                                    (referred to in this application as we/us/our)
____________________________________________________________________________________________________________________________________
1.  PROPOSED INSURED (Person Named in 1a Part A)    A. Height              B. Weight          C. Change in weight in past 12 months.
                                                                                                                       (Give Reason)

                                                    .....ft.  .....in.     ......lbs.         lbs.        Loss.......  Gain.......
____________________________________________________________________________________________________________________________________
2.  FULL NAME(S) OF ADDITIONAL INDIVIDUAL(S)     |  DATE OF BIRTH |      |      | Place of   |  Height  |Weight     | Total
    PROPOSED FOR INSURANCE (PLEASE PRINT)        | month day year |  Age | Sex  |   Birth    |  ft.  in.|           | Insurance
        first          middle           last     |                |      |      |            |          |           |  in Force
                                                 |                |      |      |            |          |           |
_________________________________________________|________________|_____ |______|____________|__________|___________|_______________
    a.  SPOUSE OR PAYOR (If proposed for         |                |      |      |            |          |           |
        insurance)                               |                |      |      |            |          |           |
_________________________________________________|________________|_____ |______|____________|__________|___________|_______________
    b.  CHILDREN (if proposed for insurance and  |                |      |      |            |          |           |
        residing with Proposed Insured)          |                |      |      |            |          |           |
_________________________________________________|________________|_____ |______|____________|__________|___________|_______________
_________________________________________________|________________|_____ |______|____________|__________|___________|_______________
3.  Name and address of your personal physician (If none, so state)

____________________________________________________________________________________________________________________________________
QUESTIONS 4-8 PERTAIN TO ALL PERSONS NAMED ABOVE AND ARE TO BE                       GIVE FULL DETAILS IF ANSWER TO QUESTION 4 IS NO
ANSWERED TO THE BEST OF THE APPLICANT'S KNOWLEDGE AND BELIEF                         OR 5, 6, 7, 8, 9 IS YES
                                                                                  |                     | Details, Dates, Doctors'
                                                                      Yes     No  |  Name of Person     | Names & Addresses
__________________________________________________________________________________|_____________________|___________________________
4.  Are all persons proposed for insurance in good health?            [_]     [_] |                     |
__________________________________________________________________________________|                     |
5.  Has any person proposed for insurance any physical defect?        [_]     [_] |                     |
__________________________________________________________________________________|                     |
6.  HAS ANY PERSON PROPOSED FOR INSURANCE:                                        |                     |
    a.  received counseling or medical treatment for, or been advised             |                     |
        by a physician to discontinue the use of, alcohol or                      |                     |
        prescribed or non-prescribed drugs?                           [_]     [_] |                     |
__________________________________________________________________________________|                     |
    b.  used narcotics, hallucinogens, cocaine, barbiturates,                     |                     |
        amphetamines, heroin, or other habit forming drugs, except as             |                     |
        prescribed by a licensed physician?                           [_]     [_] |                     |
__________________________________________________________________________________|                     |
    c.  been diagnosed by or received medical treatment from a member             |                     |
        of the medical profession for Acquired Immune Deficiency                  |                     |
        Syndrome (AIDS) or AIDS Related Complex (ARC)?                [_]     [_] |                     |
__________________________________________________________________________________|                     |
    d.  ever applied for or received disability benefits from                     |                     |
        any source?                                                   [_]     [_] |                     |
__________________________________________________________________________________|                     |
7.  HAS ANY PERSON PROPOSED FOR INSURANCE EVER BEEN DIAGNOSED, TREATED OR TESTED  |                     |
    BY A CARE PROVIDER FOR:                                                       |                     |
    a.  convulsions, epilepsy, paralysis, neuritis, sciatica, nervous breakdown,  |                     |
        headache, dizziness, fainting spells, speech defect, nervous or mental    |                     |
        disorder?                                                     [_]     [_] |                     |
__________________________________________________________________________________|                     |
    b.  high blood pressure, chest pain, palpitation, heart attack, stroke, heart |                     |
        murmur, hemorrhage, rheumatic fever, disorder of heart or blood           |                     |
        vessels?                                                      [_]     [_] |                     |
__________________________________________________________________________________|                     |
    c.  persistent hoarseness or cough, shortness of breath, asthma, emphysema,   |                     |
        tuberculosis, bronchitis, disorder of respiratory system?     [_]     [_] |                     |
__________________________________________________________________________________|                     |
    d.  recurrent indigestion, ulcer, colitis, diverticulitis, hernia, intestinal |                     |
        bleeding, appendicitis, disorder of stomach, liver, digestive or          |                     |
        abdominal organs?                                             [_]     [_] |                     |
__________________________________________________________________________________|                     |
    e.  sugar, albumin, blood or pus in urine, kidney stone, diabetes or disorder |                     |
        of kidneys, bladder, prostate, or genito-urinary organs?      [_]     [_] |                     |
__________________________________________________________________________________|                     |
    f.  arthritis, gout, disorder of muscles, bones, joints or spine? [_]     [_] |                     |
__________________________________________________________________________________|                     |
    g.  impairment of vision or hearing or disorder of eyes, ears, nose or        |                     |
        throat?                                                       [_]     [_] |                     |
__________________________________________________________________________________|                     |
    h.  tumor, cyst, cancer, hemorrhoids, venereal disease, anemia, disorder of   |                     |
        blood, skin, thyroid or other glands?                         [_]     [_] |                     |
__________________________________________________________________________________|                     |
8.  HAS ANY PERSON PROPOSED FOR INSURANCE RECEIVED WITHIN                         |                     |
    THE LAST 5 YEARS:                                                             |                     |
    a.  treatment or observation in any hospital or institution?      [_]     [_] |                     |
__________________________________________________________________________________|                     |
    b.  X-ray or electrocardiograms?                                  [_]     [_] |                     |
__________________________________________________________________________________|                     |
    c.  treatment or consultations with any physicians or practitioners, other    |                     |
        than as stated above?                                         [_]     [_] |                     |
__________________________________________________________________________________|                     |
9.  Is any person proposed for insurance now pregnant? (If so, how                |                     |
    many months?)                                                     [_]     [_] |                     |
____________________________________________________________________________________________________________________________________
COMPLETE IF PROPOSED INSURED UNDER AGE 15                                  COMPLETE IF PROPOSED INSURED AGE 15 OR OVER & NOT
10. List life insurance in force on family (if none, so state)             SELF-SUPPORTING
                   Age      Amount                      Age     Amount     11. Parent's/Spouse's full name..........................
    Father..............................  Mother........................   12. Parent's/Spouse's occupation.........................
    Brothers............................  Sisters.......................   13. How much insurance does Parent/Spouse carry?
    ....................................  ..............................       .....................................................
                                                                           14. Does Proposed Insured have an independent source
Owner (if other than parent)$...........................................       of income? (state source)...........................
___________________________________________________________________________________________________________________________________
                                                                                                FF- 00001000-1013-0500 (Page 3 of 9)
FORM 3390 (SS) REV1101                                                      Supply Ordering Number- 00401401-1013-1101 (Page 3 of 9)


            APPLICATION NOTICE FORM: GIVE TO THE PROPOSED INSURED

The purpose of this Notice is to assist you in understanding:

1. how your application is processed;
2. the types and sources of information about you which may be collected;
3. the circumstances under which we may disclose that information to others;
   and
4. your rights to access, disclosure and correction of that information.

HOW YOUR APPLICATION IS PROCESSED

To apply for insurance from us, you must complete an application form. When we receive your application we will evaluate ("underwrite") the information it contains. The purpose of the underwriting process is to determine if you are qualified for the insurance requested under our rules and, if you are, to determine the appropriate benefits and premium level for that insurance.

INFORMATION WHICH MAY BE COLLECTED

To underwrite and service your insurance, we need certain information about you. The amount and type of information which may be collected may vary depending on the amount and type of insurance you have applied for.

INFORMATION WE COLLECT FROM YOU

Your application, including the medical history and other information you furnish, provides the initial basis for our underwriting process. Your agent may also complete a report giving us certain needed underwriting information. In some cases, we may ask you to have a medical exam or other medical studies such as an electrocardiogram (EKG), x-ray or laboratory tests including routine blood chemistries, substance abuse screening tests and urinalysis. We may also require HIV (AIDS Virus) tests; if so, we will ask you to sign a specific Informed Consent Authorization to that effect.

In evaluating your application, we may need additional information regarding employment, finances, aviation and vocation, hobby or sport activities, tobacco use habits, health history, alcohol or drug use, traffic violations or other convictions. If we do need such information, one of our underwriters may telephone you to review and supplement information in your application.

INFORMATION WE COLLECT FROM OTHERS

To further evaluate your application, we may need to add to information you gave us. When you complete the application, your agent will ask you to sign the Authorization in part C of the application. We may use this Authorization to request the following:

1. medical information from medical providers, such as your physician, clinic or hospital;

2. medical information, or non-medical information such as aviation and sports or hobby activities, from:

   a. any insurance company to whom you have applied for insurance; and
   b. MIB, Inc.  [See the MIB, INC. NOTICE below.]

3. a consumer report, all or part of which may be an investigative consumer report, from an independent consumer reporting agency [see the FAIR CREDIT REPORTING ACT NOTICE BELOW.]

MIB, INC. NOTICE

When you apply to us for insurance, we or our reinsurers may make a brief report on information you provided in your application to MIB, Inc. (MIB). We will not report what action we have taken on your application.

MIB is a nonprofit membership organization of life insurance companies which operates an information exchange for its members. If you apply to another MIB member company for life or health insurance, or a claim for benefits is submitted on your behalf to such company, MIB, upon request from such member company, will supply that company with the information it may have in its files.

Upon receipt of a request from you, MIB will arrange to disclose any information it may have in your file. If you question the accuracy of the information in MIB's files, you may contact MIB and seek to correct the information by following the procedures set forth in the Federal Fair Credit Reporting Act. MIB's information office address is: Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number (617) 426-3660.

We or our reinsurers may also disclose information in our file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim may be submitted on your behalf.


                                            FF- 00001000-1013-0500 (Page 4 of 9)
FORM 3390 (SS) REV1101  Supply Ordering Number- 00401401-1013-1101 (Page 4 of 9)

FAIR CREDIT REPORTING ACT NOTICE

When we begin to process your insurance application, we may ask for a consumer report from an independent consumer reporting agency. All or part of that report may be an investigative consumer report. We will use a consumer report to confirm or supplement information on your application concerning residence, address, occupation, marital status, any aviation activities or participation in hazardous avocation or hobbies. The report may also provide information concerning your character and mode of living (except as may be related directly or indirectly to sexual orientation). This information would also cover such matters as your economic status, reputation, drug or alcohol use and driving record and would alert us to any criminal activity. The consumer reporting agency may keep a copy of the report. It may also disclose its contents to other users for whom they perform similar services, to the extent permitted by the Act.

We may request later consumer reports, all or part of which may be an investigative consumer report, at a future update, renewal or extension of the insurance for which you have applied.

The consumer reports are based on interviews with your friends, neighbors, or associates and may include a review of motor vehicle, business and court records. You may formally request to be interviewed by the consumer reporting agency in connection with the report by indicating so in the Authorization section of the application. At your written request, we will tell you if we have asked for a report. If we have, we will tell you the name, address, and telephone number of the consumer reporting agency which is preparing the report. You have the right to request and obtain a copy of the report from the consumer reporting agency.

DISCLOSURE OF INFORMATION ABOUT YOU TO OTHERS

Information that we obtain about you is treated as confidential. We will not disclose such information to other persons or organizations without your written authorization, except to the extent necessary for the conduct of our business and when required or permitted by law to do so. Some examples of this are:

1. The agent retains a copy of your application.
2. The reinsurance company will have access to our application file if reinsurance is required.
3. We may share information with:
   a. outside organizations that provide premium payment or similar services on our behalf; and
   b. other insurance companies.
4. We may be required to furnish information to those who regulate our business.
5. We may be required by law to furnish necessary items of personal information to third parties.
6. We may be required to furnish information to law enforcement authorities when necessary to prevent or prosecute fraud or other illegal activities.
7. We may disclose information to MIB, Inc, as described in the MIB, INC. NOTICE above.

YOUR RIGHT TO ACCESS, DISCLOSURE AND CORRECTION OF INFORMATION ABOUT YOU IN OUR FILE

You have the right to know what information we keep in our files about you, have access to some of the information and obtain a copy. We are not required to give you access to some types of information, such as information which relates to a claim or civil or criminal proceeding.

IF YOU HAVE QUESTIONS REGARDING THE INFORMATION ABOUT YOU IN OUR FILE, please write to us and explain what you would like to receive. When we receive your request, we will send you a description of the nature and substance of the information in our file. With regard to the information to which you are entitled, you may then request to see and copy such information in person, or have us mail copies of such information. If we provide copies by mail, we may ask you to pay the reasonable cost of doing so.

IF YOU BELIEVE THAT INFORMATION ABOUT YOU IN OUR FILE IS INCORRECT, please write to us and tell us what is inaccurate and why. When we receive your request to correct, amend or delete information, we will investigate accordingly.

     IF WE AGREE WITH YOU, we will make the necessary changes and notify any persons or organizations to whom we may have disclosed the inaccurate information, within the past seven years, of the change.

     IF WE DISAGREE WITH YOU, we will notify you and include the specific basis for our refusal to make the changes you requested. If you are not then satisfied, you have the right to place a brief statement in our file explaining why you believe the information is incorrect. When we have received your statement, we will:

        1. place it in our file;
        2. send a copy of it to any persons or organizations to whom we may have disclosed information; and
        3. include it with any subsequent disclosure.

IF YOU WISH TO CONTACT US, please use the address below and give your full name, date of birth and policy number (if a policy has been issued).

                        USLIFE INSURANCE SERVICES CORP.
                            6363 FOREST PARK DRIVE
                             DALLAS, TEXAS 75235




                                            FF- 00001000-1013-0500 (Page 5 of 9)
FORM 3390 (SS) REV1101  Supply Ordering Number- 00401401-1013-1101 (Page 5 of 9)

Name of Proposed Insured:.......................................................
________________________________________________________________________________
PART C:  AGREEMENTS, DECLARATIONS AND AUTHORIZATIONS
________________________________________________________________________________

THIS APPLICATIONS CONSISTS OF PARTS A, B, C, D, ANSWERS TO MEDICAL EXAMINER PART B AND ANY QUESTIONNAIRES, AS APPLICABLE.

EACH PROPOSED INSURED SIGNING BELOW IS JOINTLY REFERRED TO IN THIS PART C OF THE APPLICATION AS "I".

I AGREE THAT:

1. I have read this application and all statements and answers, as they pertain to me, are true and complete to the best of my knowledge and belief.

2. The statements and answers in this application are the basis of any policy issued. No information about any Proposed Insured will be considered to have been given to the Company unless it is stated in this application.

3. A sales representative does not have the Company's authorization to accept risk, pass on insurability, or make, void, waive or change any of the conditions or provisions of any application, policy or receipt.

4. Except as set forth in part D of this application (Temporary Insurance Agreement and Receipt for Premium Payment), if applicable, the Company will have no liability until:

   a. a policy is issued on this application and delivered to and accepted by the owner; and

   b. the first premium due is paid in full while all Proposed Insureds are alive and while:

        1) the health condition of each Proposed Insured is the same as stated in this application; and

        2) no Proposed Insured has received medical advice or treatment from a Care Provider (as defined below) since the date of this application.

5. If cash is paid when this application is signed, the terms of the Temporary Insurance Agreement shall apply.

6. If the owner accepts any policy issued on this application, such acceptance shall mean acceptance of any change (correction, addition or amendment) noted by the Company in the Amendments/Corrections Section at the end of Part A of this application. However, any change in plan of insurance, amount, age of issue, class or benefits shall require the written consent of the owner and the Proposed Insured.

I DECLARE THE FOLLOWING:

   RE: PART D (TEMPORARY INSURANCE AGREEMENT AND RECEIPT FOR PREMIUM PAYMENT), IF APPLICABLE: I have carefully read the Agreement which explains how insurance may take effect before a policy is issued and delivered to the owner. I agree to the terms of the Agreement, including the conditions restricting eligibility, coverage period and amount.

AUTHORIZATION TO COLLECT AND DISCLOSE INFORMATION

   SOURCE means each of the following who may be a source of information: Care Provider, insurance or reinsurance company, the MIB, Inc. (MIB), insurance support organization or consumer reporting agency, financial source, employer and all persons authorized to represent these parties.

   CARE PROVIDER means a person or facility licensed to provide health care and acting within the scope of such license.

        "CARE PROVIDER" INCLUDES BUT IS NOT LIMITED TO THE FOLLOWING LICENSED
        PERSONS: a physician, chiropractor, physical therapist, psychologist, osteopath, dentist, nurse practitioner and drug, alcohol and mental health counselors. The person may be in private practice or may be employed by or affiliated with a facility.

        "CARE PROVIDER" INCLUDES BUT IS NOT LIMITED TO THE FOLLOWING LICENSED
        FACILITIES: a hospital, clinic, health maintenance organization (HMO), managed care network, drug or alcohol treatment facility, nursing home, ambulatory care center, or any health care facility or office staffed or supervised by care provider persons.

INFORMATION means facts about any Proposed Insured's mental or physical health, other insurance coverage, hazardous activities, character, general reputation, personal characteristics, mode of living (except as may be related directly or indirectly to sexual orientation), finances and vocation.




                                            FF- 00001000-1013-0500 (Page 6 of 9)
FORM 3390 (SS) REV1101  Supply Ordering Number- 00401401-1013-1101 (Page 6 of 9)


Name of Proposed Insured:........................................................................................................
_________________________________________________________________________________________________________________________________
PART C  (CONTINUED)
__________________________________________________________________________________________________________________________________

AUTHORIZATION TO COLLECT AND DISCLOSE INFORMATION (CONTINUED):

I UNDERSTAND that the following parties may need to collect information to assist in the evaluation of my application for life insurance or any claims made thereunder. The United States Life Insurance Company In the City of New York (the Company) and its
reinsurers, MIB, a consumer reporting agency, and all persons authorized to represent those parties. I understand that these parties may disclose the information they collect, as permitted by law, to other insurers to which I have applied or may apply, reinsurers,
MIB, or those persons who perform business or legal services in connection with my application or claim. I understand that such disclosure may also be made as lawfully permitted or required, or as I may further authorize. MIB and consumer reporting agencies may disclose the information collected only as set forth in the contract with a member company or organization.

I THEREFORE AUTHORIZE each source to give to the Company or its reinsurers information when this Authorization is presented. I authorize the Company to obtain or have prepared an investigative consumer report as defined under the Fair Credit Reporting Act and described in the Application Notice Form given to me. [_] I REQUEST TO BE INTERVIEWED IF AN INVESTIGATIVE CONSUMER REPORT IS
PREPARED IN CONNECTION WITH THIS APPLICATION.

I AGREE that this Authorization will be valid for 30 months from the date I sign this application. I AGREE that a copy of this
Authorization will be as valid as the original. I UNDERSTAND that I or my authorized representative may ask to receive a copy of this Authorization.

I ACKNOWLEDGE that I have received and carefully read a copy of the Application Notice Form which includes the MIB, Inc. Notice, the
Fair Credit Reporting Act Notice and the Company's Insurance information practices.

The signature of each person below confirms the above Agreements, Declarations and Authorizations.


Signed at...............................................   .................    .................................................
            (City)                               (State)   (Date)               (Signature of Proposed Insured)


............   ..........................................   .................    .................................................
(Date)        (Signature of Spouse for Spouse Rider)       (Date)               (Signature of Parent, Guardian, or person
                                                                                 liable for any Proposed Insured's support)

............   ..........................................   ......................................................................
(Date)        (Signature of Owner if other than the         (Title of Officer signing as Owner if Owner is a Corporation,
               Proposed Insured)                             Partnership or Trust)

............   ..........................................   ......................................................................
(Date)        (Witness to all signatures:  Signature       (Print Name of Witness)
               of any person who is not a family member
               of the Proposed Insured)

____________________________________________________________________________________________________________________________________
AGENT'S DECLARATIONS/REPORT
____________________________________________________________________________________________________________________________________

THE AGENT SIGNING BELOW DECLARES/REPORTS THE FOLLOWING:

[_] The Proposed Insured completed the application with my assistance, and:
    a.  I personally asked each Proposed Insured to answer the questions in the application.
    b.  I have truthfully and accurately recorded all the answers and statements given to me by each Proposed Insured.
    c.  I have no knowledge of anything which might affect the insurability of any Proposed Insured which has not been recorded by me in the application.

[_] The Proposed Insured completed the application without my assistance.

Are you related to any Proposed Insured?         [_] Yes   [_] No         If Yes, give details.....................................

DEFINITION OF REPLACEMENT (page 8 of this form) has been completed and signed as required? [_] Yes    [_] No

     IF NO, PLEASE EXPLAIN..........................................................................................................

...................      ..................................................     .....................................................
(Date)                  (Print Name of Licensed Agent)                         (Signature of Licensed Agent)

...................................    .....................................
(Agent's Company Code No.)             (Agent's State License No.)

Print Name of Agent for Record purposes        Name of Agency                      Agent's Company Code No.        % Split

............................................   ...............................     .............................   ..................

............................................   ...............................     .............................   ..................

............................................   ...............................     .............................   ..................


                                                                                                FF- 00001000-1013-0500 (Page 7 of 9)
FORM 3390 (SS) REV1101                                                      Supply Ordering Number- 00401401-1013-1101 (Page 7 of 9)


____________________________________________________________________________________________________________________________________
PART D: TEMPORARY INSURANCE AGREEMENT AND RECEIPT FOR PREMIUM PAYMENT [TO BE GIVEN TO THE OWNER IF PREMIUM PAYMENT IS MADE WITH THIS
APPLICATION]
____________________________________________________________________________________________________________________________________

THIS AGREEMENT/RECEIPT IS NOT VALID UNLESS COMPLETED AND SIGNED BY THE AGENT AND OWNER AS REQUIRED BELOW.

OWNER PLEASE NOTE: THE AGENT DOES NOT HAVE THE AUTHORITY TO ACCEPT A PREMIUM PAYMENT OR ISSUE THIS AGREEMENT/RECEIPT AND COVERAGE
WILL NOT TAKE EFFECT UNDER THIS AGREEMENT/RECEIPT UNLESS:

1.  PARTS A, B AND C OF THIS APPLICATION, AS APPLICABLE, HAVE BEEN COMPLETED AND SIGNED;

2.  THE INSURANCE AMOUNT APPLIED FOR IN THIS APPLICATION, INCLUDING ANY ADDITIONAL BENEFIT RIDERS AND ANY INSURANCE NOW IN FORCE OR
    PENDING WITH THE COMPANY, DOES NOT EXCEED $500,000 ON ANY PROPOSED INSURED;

3.  THE PREMIUM PAYMENT RECEIVED IS EQUAL TO AT LEAST ONE PREMIUM FOR THE MODE SELECTED IN THIS APPLICATION AND FOR THE AMOUNT AND
    PLAN OF INSURANCE APPLIED FOR; AND

4.  THE TERMS AND CONDITIONS OF THIS AGREEMENT ARE MET.

                           TEMPORARY INSURANCE AGREEMENT (TO BE COMPLETED AND SIGNED BY THE OWNER BELOW)

PREMIUM PAYMENT. Payment must be made on the date this application is signed and must be honored on its first presentation for payment. The premium payment will be: (1) applied to pay the first premium due if the policy is issued as applied for; (2) applied to the first premium due if the policy is issued other than as applied for and is accepted by the Owner; or (3) refunded if the
Company declines to issue a policy or if the Owner refuses to accept the policy.

ALL PREMIUM CHECKS MUST BE ISSUED BY THE PAYOR AND MADE PAYABLE TO THE COMPANY. DO NOT MAKE CHECKS PAYABLE TO THE AGENT OR LEAVE THE
PAYEE BLANK. THE COMPANY CANNOT ACCEPT CHECKS ISSUED BY THE AGENT.

TEMPORARY INSURANCE. Upon receipt of due proof of the death of any Proposed Insured during the period covered by this agreement/receipt, the Company will pay a benefit in one sum to the beneficiary designated in this application. The benefit amount will be based on the amount of insurance applied for in this application, including any additional benefit riders, but not to exceed
$500,000. If death is due to suicide, payment will be limited to the return of the premium paid with this application. Temporary insurance is provided in accordance with the plan of insurance applied for in this application.

DATE TEMPORARY INSURANCE BEGINS. Temporary Insurance begins on the LATEST of these dates: (1) the date of this receipt; (2) the date of this application; and (3) the date of the last medical exams and diagnostic tests initially required by the Company's published rules for each Proposed Insured's age and the plan and amount of insurance applied for. On the date temporary insurance begins, the following conditions must be met: (1) each Proposed Insured must be an acceptable risk to the Company exactly as applied for according to its rules and practices, without change of plan, premium rate or amount of coverage; and (2) the state of health and all factors affecting the insurability of each Proposed Insured must be as stated in this application required by the Company.

DATE TEMPORARY INSURANCE ENDS. Temporary insurance will end on the EARLIEST of these dates: (1) 60 days from the date temporary insurance begins; (2) the date insurance takes effect under the policy applied for; (3) the date a policy, other than as applied for, is offered by the Company; or (4) the date the Company notifies the Owner that this application is declined.

NO AGENT IS AUTHORIZED TO ALTER, AMEND, WAIVE OR IN ANY OTHER WAY CHANGE THE TERMS OF THIS AGREEMENT/RECEIPT.

OWNER'S DECLARATION. I CONFIRM that the premium check submitted with this application and given to the Agent was issued by the payor and made payable to the Company. I HAVE CAREFULLY READ the Temporary Insurance Agreement which explains how insurance may take effect before a policy is issued and delivered to me. I agree to the terms of this Agreement, including the conditions restricting eligibility, coverage period and amount.

Signed at.............................................    on......................   by.........................................
          (City)                             (State)          (month/day/year)          (Owner)

                               RECEIPT FOR PREMIUM PAYMENT (TO BE COMPLETED AND SIGNED BY THE AGENT)

Received $.......................  (Amount) from ............................  (Owner) on ..............   (Date) for an
application for life insurance on the life of ........................................................... (Proposed Insured(s)).

Signed at.............................................    on......................   by.........................................
          (City)                             (State)          (month/day/year)           (Agent)

                                 THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                                          390 PARK AVENUE, NEW YORK, NEW YORK 10022-4684




                                                                                                FF- 00001000-1013-0500 (Page 8 of 9)
FORM 3390 (SS) REV1101                                                      Supply Ordering Number- 00401401-1013-1101 (Page 8 of 9)

                INSURANCE DEPARTMENT OF THE STATE OF NEW YORK

                           DEFINITION OF REPLACEMENT

In order to determine whether you are replacing or otherwise changing the status of existing life insurance policies or annuity contracts, and in order to receive the valuable information necessary to make a careful comparison if you are contemplating replacement, the agent is required to ask you the following questions and explain any items that you do not understand.

As part of your purchase of a new life insurance policy or a new annuity contract, has existing coverage been, or is it likely to be:

    (1) Lapsed, surrendered, partially surrendered, forfeited, assigned to the insurer replacing the life insurance policy or annuity contract, or otherwise terminated?
                                           Yes ____ No ____

    (2) Changed or modified into paid-up insurance; continued as extended term insurance or under another form of nonforfeiture benefit; or otherwise reduced in value by the use of nonforfeiture benefits, dividend accumulations, dividend cash values or other cash values?
                                           YES ________      NO __________

    (3) Changed or modified so as to effect a reduction either in the amount of the existing life insurance or annuity benefit or in the period of time the existing life insurance or annuity benefit will continue in force?
                                           Yes ____ No ____

    (4) Reissued with a reduction in amount such that any cash values are released, including all transactions wherein an amount of dividend accumulations or paid-up additions is to be released on one or more of the existing policies?
                                           Yes ____ No ____

    (5) Assigned as collateral for a loan or made subject to borrowing or withdrawal of any portion of the loan value, including all transactions wherein any amount of dividend accumulations or paid-up additions is to be borrowed or withdrawn on one or more existing policies?
                                           Yes ____ No ____

    (6) Continued with a stoppage of premium payments or reduction in the amount of premium paid?
                                           Yes ____ No ____

If you have answered yes to any of the above questions, a replacement as defined by New York Insurance Department Regulation No. 60 has occurred or is likely to occur and your agent is required to provide you with a completed Disclosure Statement and the IMPORTANT NOTICE Regarding Replacement or Change of Life Insurance Policies or Annuity Contracts.


DATE:______________________   SIGNATURE OF APPLICANT: __________________________



DATE:______________________   SIGNATURE OF APPLICANT: __________________________
  To the best of my knowledge, a replacement is involved in this transaction:
                               Yes ____ No ____


DATE:______________________   SIGNATURE OF AGENT: ______________________________


                                            FF- 00001000-1013-0500 (Page 9 of 9)
FORM 3390 (SS) REV1101  Supply Ordering Number- 00401401-1013-1101 (Page 9 of 9)

                                                    THE UNITED STATES LIFE Insurance Company In the City of New York

                                                    ANSWERS TO MEDICAL EXAMINER
PART B                                              forming Part B of Application when used in connection with new Life Insurance
____________________________________________________________________________________________________________________________________

Proposed Insured...............................................................................      Birth Date ....................
                     FIRST NAME          MIDDLE INITIAL             LAST NAME                                    MONTH  DAY  YEAR

____________________________________________________________________________________________________________________________________
  1.  a.  Name and address of your personal physician            |                                                        Yes   No
          (if none, so state)                                    | 12. Other than above, have you within the past
          ...................................................... |     5 years:
          ...................................................... |     a. Had any mental or physical disorder not listed
          ...................................................... |        above?                                          [_]   [_]
      b.  Date and reason last consulted?....................... |     b. Had a checkup, consultation, illness, injury,
          ...................................................... |        surgery?                                        [_]   [_]
      c.  What treatment was given or medication prescribed?     |     c. Been a patient in a hospital, clinic,
          ...................................................... |        sanatorium, or other medical facility?          [_]   [_]
_________________________________________________________________|     d. Had electrocardiogram, X-ray, or
                                                       Yes   No  |        diagnostic test other than an HIV test?         [_]   [_]
  2.  IN THE PAST 36 MONTHS HAS ANY PERSON PROPOSED              |     e. Been advised to have any diagnostic test
      FOR INSURANCE smoked cigarettes, pipes or cigars,          |        other than an HIV test, hospitalization,
      used snuff, chewed tobacco or used a nicotine              |        or surgery which was not completed?             [_]   [_]
      delivery device such as a patch or gum?          [_]   [_] |__________________________________________________________________
      If Yes, give details:                                      | 13. Family History: Tuberculosis, diabetes,
      Date of last use (month/year)............................. |     cancer, high blood pressure, heart or
      Tobacco/Nicotine Delivery Device Used..................... |     kidney disease, mental illness or suicide?         [_]   [_]
_________________________________________________________________|__________________________________________________________________
  3.  Have you ever:                                             |                            | Age if |                 |  Age at
      a. received counseling or medical treatment for,           |                            | Living?|  Cause of Death |  Death?
         or been advised by a physician to discontinue           |                            |________|_________________|__________
         the use of alcohol, or prescribed or non                |         Father             |        |                 |
         prescribed drugs?                             [_]   [_] |       _____________________|________|_________________|__________
      b. used narcotics, hallucinogens, cocaine,                 |         Mother             |        |                 |
         barbiturates, amphetamines, heroin or other             |       _____________________|________|_________________|__________
         habit forming drugs except as prescribed by             |       Brothers and Sisters |        |                 |
         a licensed physician?                         [_]   [_] |       _____________________|________|_________________|__________
_________________________________________________________________|       No. Living....       |        |                 |
  4.  Have you ever been diagnosed by or received                |       _____________________|________|_________________|__________
      medical treatment from a member of the medical             |       No. Dead....         |        |                 |
      profession for Acquired Immune Deficiency                  |__________________________________________________________________
      Syndrome (AIDS) or AIDS Related Complex (ARC)?   [_]   [_] | 14. Females only:                                    Yes   No
_________________________________________________________________|     a. Have you ever had any disorder of
  5.  Are you in good health?                          [_]   [_] |        menstruation, pregnancy or of the female
_________________________________________________________________|        organs or breasts?                            [_]   [_]
  6.  Do you have any physical defect?                 [_]   [_] |     b. Are you now pregnant? (If so, how many
_________________________________________________________________|        months?)                                      [_]   [_]
  7.  Have you ever been treated for or ever had any             | _________________________________________________________________
      known indication of:                                       | Give full details in REMARKS if answer to Question 5 is No, or if
      a. convulsions, epilepsy, paralysis, neuritis,             | answer to Questions 2-4 or 6-14 is Yes. Identify question number
         sciatica, nervous breakdown, headache,                  | and circle applicable items; include diagnoses, dates, duration
         dizziness, fainting spells, speech                      | and names and addresses of all attending physicians and medical
         defect, nervous or mental disorder?           [_]   [_] | facilities.
      b. high blood pressure, chest pain, palpitation,           |__________________________________________________________________
         heart attack, stroke, heart murmur,                     | REMARKS
         hemorrhage, rheumatic fever, disorder of                |
         heart or blood vessels?                       [_]   [_] |
      c. persistent hoarseness or cough, shortness of            |
         breath, asthma, emphysema, tuberculosis,                |
         bronchitis, disorder of respiratory                     |
         system?                                       [_]   [_] |
      d. recurrent indigestion, ulcer, colitis,                  |
         diverticulitis, hernia, intestinal bleeding,            |
         appendicitis, disorder of stomach, liver,               |
         digestive or abdominal organs?                [_]   [_] |
      e. sugar, albumin, blood or pus in urine, kidney           |
         stone, diabetes, or disorder of kidneys,                |
         bladder, prostate, or genito-urinary                    |
         organs?                                       [_]   [_] |
      f. arthritis, gout, disorder of muscles, bones,            |
         joints or spine?                              [_]   [_] |
      g. impairment of vision or hearing or disorder             |
         of eyes, ears, nose or throat?                [_]   [_] |
      h. tumor, cyst, cancer, hemorrhoids, venereal              |
         disease, anemia, disorder of blood, skin,               |
         thyroid or other glands?                      [_]   [_] |
_________________________________________________________________|
  8.  Are you now under observation or taking          [_]   [_] |
      treatment?                                                 |
_________________________________________________________________|
  9.  Have you had any change in weight in the                   |
      past year?                                       [_]   [_] |
_________________________________________________________________|
  10. Have you ever been deferred, rejected or                   |
      discharged from military service or                        |
      discharged because of a physical or                        |
      mental condition?                                [_]   [_] |
_________________________________________________________________|
  11. Have you ever requested or received a                      |
      pension, benefits, or payment because of an                |
      injury, sickness or disability?                  [_]   [_] |
___________________________________________________________________________________________________________________________________

                                                                                                FF- 00001000-1003-0299 (Page 1 of 3)
FORM 3346(Y)                                                                             Supply Ordering Number- 00402101-1051-0299

                                                     MEDICAL EXAMINER'S REPORT
____________________________________________________________________________________________________________________________________
15. a. How long have you known the proposed insured?........... |  20. Is there on examination any abnormality of the following:
       ........................................................ |                                                         Yes   No
    b. Are you related to the proposed insured?................ |      a. Eyes, ears, nose, mouth, pharynx?.............. [_]   [_]
________________________________________________________________|         (If vision or hearing markedly impaired,
16. a. Height   |  Weight    | Chest   |  Chest   |  Abdomen    |         indicate degree and correction.)
        (In     | (Clothed)  | (Full   | (Forced  |    at       |      b. Skin (include scars), lymph nodes, varicose
       Shoes)   |            | Inspi-  |  Expi-   |  Umbilicus  |         veins or peripheral arteries?.................. [_]   [_]
                |            | ration  | ration   |             |      c. Nervous system? (include reflexes, gait,
                |            |         |          |             |         paralysis)..................................... [_]   [_]
      ft.  in.  |      lbs.  |    in.  |     in.  |         in. |      d. Respiratory system?............................ [_]   [_]
________________|____________|_________|__________|_____________|      e. Abdomen? (include scars)....................... [_]   [_]
    b. Did you weigh?       [_] Yes    [_] No                   |      f. Genitourinary system?.......................... [_]   [_]
    c. Did you measure?     [_] Yes    [_] No                   |      g. Endocrine system? (include thyroid and
    d. Is appearance unhealthy or older than stated age?        |         breasts)....................................... [_]   [_]
                            [_] Yes    [_] No                   |      h. Musculoskeletal system? (include spine, joints,
________________________________________________________________|         amputations, deformities)...................... [_]   [_]
17. Blood Pressure (Record ALL readings):                       |  21. a. Are there any hernias?......................... [_]   [_]
                             ___________________________________|      b. Are there any hemorrhoids?..................... [_]   [_]
    Systolic                                                    |  22. Are you aware of additional medical history?...... [_]   [_]
                             ___________________________________|      (A confidential report may be sent to the Medical Director.)
                4th phase                                       |  23. Are you now completing an insurance examination
    Diastolic {              ___________________________________|      on the proposed insured for another company?...... [_]   [_]
                5th phase                                       |      If any of the above are answered Yes, give details below.
                             ___________________________________|
                                                                |
                             ___________________________________|
18. Pulse:                    At Rest       After     3 Minutes |
                                          Exercise      Later   |
                             ___________________________________|
    Rate per minute                                             |
                             ___________________________________|
    Irregularities                                              |
    per minute               ___________________________________|
                                                                |
________________________________________________________________|___________________________________________________________________
19. Heart: Is there any:                                                                         |            DETAILS
    Enlargement   [_] Yes  [_] No   Dyspnea  [_] Yes  [_] No    Edema  [_] Yes  [_] No           |
    Murmur(s)     [_] Yes  [_] No   (describe below--if more than one, describe separately)      |
                                                                                                 |
               Murmer 1    Murmer 2                                                              |
                                                                                                 |
Location       ________    ________            Indicate:                                         |
                                                                                                 |
Constant         [_]         [_]                                                                 |
Inconstant       [_]         [_]             Apex by              X                              |
Transmitted      [_]         [_]                                                                 |
Localized        [_]         [_]             Murmer area by       *                              |
                                                                           [ILLUSTRATION         |
Systolic         [_]         [_]             Point of greatest               APPEARS             |
Presystolic      [_]         [_]             intensity by         O           HERE]              |
Diastolic        [_]         [_]                                                                 |
                                             Transmission by      #                              |
Soft (Gr. 1-2)   [_]         [_]                                                                 |
Mod. (Gr. 3-4)   [_]         [_]             For comments and your impression                    |
Loud (Gr. 5-6)   [_]         [_]                                                                 |
                                                                                                 |
After exercise:                                                                                  |
 Increased       [_]         [_]                                                                 |
 Absent          [_]         [_]                                                                 |
 Unchanged       [_]         [_]                                                                 |
 Decreased       [_]         [_]                                                                 |
_________________________________________________________________________________________________|__________________________________
                                                                                   | Name of Examiner
Name of Agent..................................................................... | (Print or Stamp)...............................
___________________________________________________________________________________|________________________________________________
I CERTIFY that I have made this examination in private this ........... day of .............., 19 ..... at ......... AM [_]   PM [_]

at .................................................................................................................................
                          NO. AND STREET                                       CITY                            STATE

                                                                      Signature ....................................................

                                               PLEASE SUBMIT A BILL WITH THIS REPORT

                                                                                                  FF-00001000-1003-0299 Page 2 of 3)
                                                                                           Supply Ordering Number-00402101-1051-0299
FORM 3346(Y)

                          AGREEMENT AND AUTHORIZATION

I have read the responses recorded above in this Answers to Medical Examiner Part B of the application and agree that all statements and answers are true and complete to the best of my knowledge and belief.

AUTHORIZATION TO COLLECT INFORMATION FROM CARE PROVIDERS NAMED IN ABOVE REMARKS SECTION

     CARE PROVIDER means a person or facility licensed to provide health care and acting within the scope of such license.

     "CARE PROVIDER" INCLUDES BUT IS NOT LIMITED TO THE FOLLOWING LICENSED
     PERSONS: a physician, chiropractor, physical therapist, psychologist, osteopath, dentist, nurse practitioner and drug, alcohol and mental health counselors. The person may be in private practice or may be employed by or affiliated with a facility.

     "CARE PROVIDER" INCLUDES BUT IS NOT LIMITED TO THE FOLLOWING LICENSED
     FACILITIES: a hospital, clinic, health maintenance organization (HMO), managed care network, drug or alcohol treatment facility, nursing home, ambulatory care center, or any health care facility or office staffed or supervised by care provider persons.

     INFORMATION means facts about any Proposed Insured's mental or physical health.

I UNDERSTAND that The United States Life Insurance Company In the City of New York (the Company) may need to collect information to assist in the evaluation of my application for insurance or any claims made thereunder. I THEREFORE AUTHORIZE each Care Provider named in Remarks to give to the Company information when this Authorization is presented. I AGREE that this Authorization will be valid for 30 months from the date I sign this application. I AGREE that a copy of this Authorization will be as valid as the original. I UNDERSTAND that I or my authorized representatives may ask to receive a copy of the Authorization.

The signature of the persons below confirms the above Agreement and Authorization.

Signed at........................ ............  ...............................
           (City)      (State)    (Date)        Signature of Proposed Insured)


.............  ..................................................................
(Date) (Signature of Parent, Guardian or person liable for a Proposed Insured's support)

.............  ...............................   ................................
(Date)        (Signature of Witness:            (Print Name of Medical
              Medical Examiner)                 Examiner)



                                            FF- 00001000-1003-0299 (Page 3 of 3)
FORM 3346(Y)                          Supply Ordering Number- 00402101-1051-0299